Exhibit 99.4

DELOITTE

December 8, 2005

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of NYFIX, Inc.’s Form 8-K/A dated October 26, 2005 as filed with the Securities and Exchange Commission on December 8, 2005 and we agree with the statements made therein.

Yours truly,

Deloitte & Touche LLP